UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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AVNET, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

AVNET, INC.

2021 Annual Meeting

Vote by November 17, 2021 11:59 PM ET. For shares held in a Plan, vote by November 15, 2021 11:59 PM ET.



AVNET 100 YEARS
Reach Further® Together

AVNET, INC.
2211 SOUTH 47TH STREET
PHOENIX, AZ 85034

D60236-P61139-Z80958

You invested in AVNET, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 18, 2021.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 4, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person or Virtually at the Meeting*

November 18, 2021
8:00 AM LST

Avnet, Inc.
2211 South 47th Street
Phoenix, AZ 85034
www.virtualshareholdermeeting.com/AVT2021

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Rodney C. Adkins	For
1b. Carlo Bozotti	For
1c. Brenda L. Freeman	For
1d. Philip R. Gallagher	For
1e. Jo Ann Jenkins	For
1f. Oleg Khaykin	For
1g. James A. Lawrence	For
1h. Ernest E. Maddock	For
1i. Avid Modjtabai	For
1j. Adalio T. Sanchez	For
1k. William H. Schumann III	For
2. Advisory vote on executive compensation.	For
3. Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan.	For
4. Ratification of appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending July 2, 2022.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D60237-P61139-Z80958